Exhibit 10.9

FIRST AMENDMENT TO MASTER CUSTODY SERVICE AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the Master Custody Service Agreement, dated April 8, 2025 (the “Agreement”), is made on December 18, 2025 (“Amendment Effective Date”), by and between Anchorage Digital Bank N.A. (formerly Anchorage Trust Company, herein “Anchorage”) and each entity listed on the Order Form of the Agreement (each a “Client”) (Anchorage and Client, collectively, the “Parties”).

Pursuant to Section 12.7 of the Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Amendments.

1.1.	Each of the following Clients are hereby added to the “Client(s)” section of the Order Form of the Agreement:

iShares Staked Ethereum Trust ETF iShares Bitcoin Premium Income ETF

2.	Miscellaneous.

2.1.	Governing Law. This Amendment will be subject to the relevant governing law provision in the Agreement (as amended hereto).

2.2.

Effect of Amendments. Except as otherwise amended herein, all other provisions of the Agreement remain in full force and effect, and any provision in the Agreement that conflicts with the terms of this Amendment shall be deemed to be amended appropriately in order to be consistent with this Amendment.

2.3.	Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement, including without limitation Schedule A (Definitions).

2.4.

Execution in Counterparts and by Electronic Means. This Amendment may be executed in counterparts and by electronic means, and the Parties agree that such electronic means and delivery will have the same force and effect as delivery of an original document with original signatures.

IN WITNESS WHEREOF, by their duly authorized representatives, Anchorage and Client hereby execute this Amendment as of the Amendment Effective Date.

ANCHORAGE DIGITAL BANK N.A.	ON BEHALF OF EACH CLIENT HEREIN
By: /s/Rachel Anderika	By: /s/Shannon Ghia
Name: Rachel Anderika	Name: Shannon Ghia
Title: Bank COO	Title: Managing Director
Company: BlackRock Fund Advisors